Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes
Income Taxes
11.
Income Taxes

Deferred income tax expense varies from the amount that would be computed from applying the combined Canadian federal and provincial income tax rate to income before taxes as follows:

	Year ended December 31, 2025	Six month fiscal period ended December 31, 2024	Year ended June 30, 2024
Net (loss) income before income taxes	$(51,488)	$(30,492)	$131,671
Statutory tax rate	27.00%	27.00%	27.00%
Income tax recovery at the statutory rate	$(13,902)	$(8,233)	$35,551
Non-deductible items and other differences	1,361	489	(41)
Foreign exchange	(1,637)	1,535	(1,131)
Differences in tax rates	169	(138)	(7,037)
Change in unrecognized tax benefits	10,919	5,366	(1,472)
Deferred income tax (benefit) expense	$(3,090)	$(981)	$25,870

The significant components of the Company's deferred tax assets (liabilities) are as follows:

	Year ended December 31, 2025	Six month fiscal period ended December 31, 2024	Year ended June 30, 2024
Non-capital loss carry forwards	$42,649	$22,220	$20,131
Investment in Smackover Lithium	(50,717)	(37,625)	(38,387)
Exploration and evaluation assets	5,506	5,506	—
Capital assets	12,134	7,245	7,468
Research and development tax credits	1,777	2,217	2,147
Share issuance costs	2,333	674	879
Lease liability	66	125	189
Mineral property interests	(972)	(1,595)	35
Deferred tax assets (liabilities)	12,776	(1,233)	(7,538)
Unrecognized deferred tax assets	(34,575)	(23,656)	(18,332)
Net deferred income tax liabilities	$(21,799)	$(24,889)	$(25,870)

During the year ended June 30, 2024, the Company recognized a temporary difference in its income tax provision associated with its investment in Smackover Lithium, primarily attributable to the fair value adjustment discussed further in Note 4 – Deconsolidation of Subsidiaries.

The temporary difference arises from the difference between the carrying amount of the Company’s investments in joint ventures for financial reporting purposes and the tax basis of those investments. As of December 31, 2025 and 2024, and June 30, 2024, temporary differences related to the Company's investments resulted in deferred tax liabilities of $50.7 million, $37.6 million and $38.4 million deferred tax liability, respectively.

The Company recognized tax benefits of $28.8 million, $12.7 million and $11.5 million, respectively, related to U.S. tax losses, research and development tax credits and other temporary differences to offset a portion of the deferred tax liability as these are expected to be available to offset any future taxable income generated by its investment in Smackover Lithium. Certain other deductible temporary differences have not been recognized as deferred tax assets as it is not considered probable that sufficient future taxable profits will be available to utilize the related deductions.

At December 31, 2025, the Company has available non-capital tax losses for Canadian income tax purposes of approximately $61.0 million available for carry-forward to reduce future years' taxable income, if not utilized, expiring between 2030 and 2045.

At December 31, 2025, the Company has available non-capital tax losses for United States income tax purposes of approximately $107.0 million, of which $94.6 million may be carried forward indefinitely and $12.4 million expire between 2036 and 2038. U.S. federal net operating loss carryforwards generated in tax years beginning after December 31, 2017 may be carried forward indefinitely but may only offset up to 80% of taxable income in any given year.